Exhibit 10.1.2

                            REAFFIRMATION OF GUARANTY

            Reference is made to that certain Amended and Restated Credit Agreement, dated as of April 1, 2005 (as the same may be amended, modified or supplemented from time to time, the "Credit Agreement"), among PEI Holdings, Inc., a Delaware corporation ("Borrower"), the various financial institutions as are, or may from time to time become, parties thereto ("Lenders"), and Bank of America, N.A., as a Lender and as agent for the Lenders ("Agent"). Unless otherwise defined herein, capitalized terms used herein shall have the meanings ascribed to such terms in the Credit Agreement.

            Each of the undersigned hereby acknowledges that it has executed a Master Corporate Guaranty, dated as of March 11, 2003 (the "Guaranty"), of all of the obligations of Borrower to Agent and Lenders under the Credit Agreement and as more fully described in the Guaranty. Each of the undersigned further acknowledges that such Guaranty was reaffirmed pursuant to certain Reaffirmations of Guaranty dated April 1, 2005 and March 10, 2006, respectively.

            Each of the undersigned hereby (i) acknowledges and consents to the execution, delivery and performance of the Second Amendment to Amended and Restated Credit Agreement (the "Amendment") of even date herewith and (ii) ratifies and affirms the Guaranty in all respects.

            Each of the undersigned further agrees that each Loan Document to which it is a party shall remain in full force and effect following the execution and delivery of the Amendment and that all references in the Loan Documents to the Credit Agreement shall be deemed to refer to the Credit Agreement as amended or otherwise modified from and after the date hereof.

            This Reaffirmation of Guaranty may be executed in one or more counterparts, each of which shall constitute an original, but all of which taken together shall be one and the same instrument.

                                   * * * * * *

                             Signature Pages Follow

            IN WITNESS WHEREOF, this Reaffirmation of Guaranty has been duly executed this 27th day of April 2006.

                    ADULTVISION COMMUNICATIONS, INC.
                    AL ENTERTAINMENT, INC.
                    ALTA LOMA DISTRIBUTION, INC.
                    ALTA LOMA ENTERTAINMENT, INC.
                    ANDRITA STUDIOS, INC.
                    CANDLELIGHT MANAGEMENT LLC
                      By: Playboy TV International, LLC, its Sole Member,
                          By: Playboy Entertainment Group, Inc., its Sole Member
                    CHELSEA COURT HOLDINGS LLC
                      By: Playboy TV International, LLC, its Sole Member,
                          By: Playboy Entertainment Group, Inc., its Sole Member
                    CLARIDGE ORGANIZATION, LLC
                      By: Playboy TV International, LLC, its Sole Member,
                          By: Playboy Entertainment Group, Inc., its Sole Member
                    CPV PRODUCTIONS, INC.
                    CYBERSPICE, INC.
                    ICS ENTERTAINMENT, INC.
                    IMPULSE PRODUCTIONS, INC.
                    INDIGO ENTERTAINMENT, INC.
                    ITASCA HOLDINGS, INC.
                    LAKE SHORE PRESS, INC.
                    LIFESTYLE BRANDS, LTD.
                    MH PICTURES, INC.
                    MYSTIQUE FILMS, INC.
                    PLANET PLAYBOY, INC.
                    PLANET SPICE, INC.
                    PLAYBOY CLUB OF HOLLYWOOD, INC.
                    PLAYBOY CLUB OF NEW YORK, INC.
                    PLAYBOY CLUBS INTERNATIONAL, INC.
                    PLAYBOY CRUISE GAMING, INC.
                    PLAYBOY ENTERTAINMENT GROUP, INC.
                    PLAYBOY GAMING INTERNATIONAL, LTD.
                    PLAYBOY GAMING NEVADA, INC.
                    PLAYBOY GAMING UK, LTD.
                    PLAYBOY JAPAN, INC.
                    PLAYBOY MODELS, INC.


                    By:
                    Name:  Robert Campbell
                    Title: Treasurer

                    PLAYBOY OF LYONS, INC.
                    PLAYBOY OF SUSSEX, INC.
                    PLAYBOY PREFERRED, INC.
                    PLAYBOY PROPERTIES, INC.
                    PLAYBOY SHOWS, INC.
                    PLAYBOY TV INTERNATIONAL, LLC
                        By: Playboy Entertainment Group, Inc., its Sole Member
                    PRECIOUS FILMS, INC.
                    SPECIAL EDITIONS, LTD.
                    SPICE DIRECT, INC.
                    SPICE ENTERTAINMENT, INC.
                    SPICE INTERNATIONAL, INC.
                    SPICE NETWORKS, INC.
                    SPICE PRODUCTIONS, INC.
                    STEELTON, INC.
                    TELECOM INTERNATIONAL, INC.
                    WOMEN PRODUCTIONS, INC.


                    By
                    Name:      Robert Campbell
                    Title:     Treasurer


                    PLAYBOY ENTERPRISES, INC.
                    PLAYBOY ENTERPRISES INTERNATIONAL, INC.

                    By
                    Name:  Robert Campbell
                    Title: Senior Vice President,
                           Treasurer and Strategic Planning


                    SPICE HOT ENTERTAINMENT, INC.
                    SPICE PLATINUM ENTERTAINMENT, INC.

                    By
                    Name:  Catherine A. Zulfer
                    Title: Treasurer

                           ACKNOWLEDGED AND AGREED TO
                           THIS 27TH DAY OF APRIL 2006:

                           BANK OF AMERICA, N.A., as Agent

                           By
                           Name:  David A. Johanson
                           Title: Vice President _______________________